EXHIBIT 10.24


                        TYPE B RESTRICTED STOCK AWARDS TO
                            NAMED EXECUTIVE OFFICERS
                                     IN 2002



Named Executive Officer               Shares of Type A Stock Received
------------------------------------- ----------------------------------------

Charles Fabrikant                     5,000
Randall Blank                         2,200
Dick Fagerstal                        1,500
Rodney Lenthall                        --
Alice Gran                            500